UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 22, 2013

GLOBAL PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-32593	74-3140887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 9161

800 South Street

Waltham, Massachusetts 02454-9161

(Address of Principal Executive Offices)

(781) 894-8800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On February 22, 2013, Global Partners LP (the “Partnership”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the closing of its acquisition of 100% of the outstanding membership interests in Cascade Kelly Holdings LLC (“Cascade Kelly”), which owns a West Coast crude oil and ethanol facility near Portland, Oregon, pursuant to the Membership Interest Purchase Agreement dated as of January 22, 2013 between the Partnership and JH Kelly Holdings LLC.  This Amendment to Current Report on Form 8-K/A (the “Amendment”) is being filed to amend the Original Form 8-K, the sole purpose of which is to provide the financial statements and pro forma information required by Item 9.01, which were excluded from the Original Form 8-K and are filed as exhibits hereto and are incorporated herein by reference.  All other items in the Original Form 8-K remain the same and are hereby incorporated by reference into the Amendment.

In 2012, Cascade Kelly operated as a development stage company established to manage an ethanol plant. At the end of the year, the facility began to be used to transload crude oil for a third party.

Item 9.01.                            Financial Statements and Exhibits

(a)                        Financial Statements of Business Acquired

The audited financial statements of Cascade Kelly Holdings LLC, including the audited balance sheets of Cascade Kelly as of December 31, 2012 and 2011 and the audited statements of operations and member’s equity and cash flows for each of the three years then ended, are filed as Exhibit 99.1 and incorporated herein by reference.

(b)                        Pro Forma Financial Statements

The unaudited pro forma combined financial statements of the Partnership as of and for the year ended December 31, 2012 are filed as Exhibit 99.2 and incorporated herein by reference.

(d)                        Exhibit

2.1*	Membership Interest Purchase Agreement, dated as of January 22, 2013, between JH Kelly Holdings LLC and Global Partners LP.

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Audited financial statements of Cascade Kelly Holdings LLC as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012.

99.2	Unaudited pro forma combined financial statements of the Partnership as of and for the year ended December 31, 2012.

* Previously filed with the Original Form 8-K on February 22, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL PARTNERS LP
	By:	Global GP LLC,
its general partner

Dated: May 2, 2013	By:	/s/ Edward J. Faneuil
Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1*	Membership Interest Purchase Agreement, dated as of January 22, 2013, between JH Kelly Holdings LLC and Global Partners LP.

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Audited financial statements of Cascade Kelly Holdings LLC as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012.

99.2	Unaudited pro forma combined financial statements of the Partnership as of and for the year ended December 31, 2012.

* Previously filed with the Original Form 8-K on February 22, 2013.